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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment to the Registration Statement No. 333-39366 of AsiaInfo Holdings Inc. ("the Company") on Form S-8 of our report dated January 24, 2000 appearing in the Company's Registration Statement No.33-93199.



/s/ Deloitte Touche Tohmatsu
--------------------------------
   Deloitte Touche Tohmatsu
   Hong Kong

   August 28, 2000